Filed under Rules 497(e) and 497(k)
Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Mid-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated June 4, 2025

to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2025, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers” references to Daniel Bloomgarden are deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Michael Stein Managing Director and Portfolio Manager	June 2025

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the seventh paragraph under “J.P Morgan Investment Management Inc. (JPMorgan)” is deleted in its entirety and replaced with the following:

The SA JPMorgan Mid-Cap Growth Portfolio is managed by Felise L. Agranoff, Managing Director of JPMorgan and a CFA charterholder, and Michael Stein, Managing Director of JPMorgan and a CFA charterholder. Ms. Agranoff and Mr. Stein are co-portfolio managers and share authority in the day-to-day management of the Portfolio. Ms. Agranoff, managing director, is a senior member of the U.S. Equity Growth portfolio management team. An employee since 2004, Ms. Agranoff has been a portfolio manager since 2015 and a research analyst in JPMorgan’s U.S. Equity Group since 2004. She obtained a B.S. in Finance and Accounting from the McIntire School of Commerce at the University of Virginia. She is a member of the CFA Institute. An employee since 2014, Mr. Stein leads industrials & energy sector coverage for the JPMorgan Mid Cap Growth and Small Cap Growth Strategies and has been a co-portfolio manager for the Small Cap Growth Strategy since 2023. Prior to joining JPMorgan, Mr. Stein worked at Barclays and Morgan Stanley, covering electrical equipment and industrial conglomerates. Mr. Stein obtained a B.S. in Finance from the Wharton School, a B.S.E. in Mechanical Engineering from the University of Pennsylvania School of Engineering and Applied Sciences.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-JMG1.4 (6/25)